Exhibit 99.1
Innuity, Inc. Fall - 2006

Forward-Looking Statement Some statements in this presentation are "forward- looking statements" as that term is defined in Sections 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1942 as amended (the "Exchange Act"), and are subject to certain risks and uncertainties, including, but not limited to, risks and uncertainties associated with our financial condition, our ability to sell our products, our ability to compete with competitors and the growth of the Internet as a business tool for small businesses, and those included in our annual report on Form 10-KSB, as well as other documents we periodically file with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements.

Innuity Overview Innuity is a Software as a Service (SaaS) company - delivering suites of applications that provide affordable & integrated promotion, commerce and productivity solutions for small business.

Innuity Management

John Wall, Founder, Chairman & CEO

▪Founder & CEO of Wall Data (WALL). $150M, Publicly-held Enterprise Software Company

- **Bob Bench, CFO**
  - CFO of SCO (SCOX), WestWind, Webmiles, Sento (SNTO), CerProbe (CRPB), NP Energy (NPEC), KPMG
  - Partner, BayHill Group
- **John Dennis, President**
  - Founder & CEO, predecessor Innuity company
  - Founder & President, Dial-Net, acquired by WorldCom
- **Marvin Mall – COO**
  - Innuity founding team
  - Vice President Development, Wall Data
- **Shivonne Byrne, CMO**
  - Partner & GM, Regis McKenna Inc.
  - Vice President Marketing, Visio Corp. (now Microsoft)

INNUITY Small is the new big.™
4

Industry - SaaS Momentum* 2003 2004 2005 2006 2007 2008 2009 2010 2011 *Source: Saugatuck Technology Low High Adoption SMB Large Enterprise Lead Users Routine Users Early Adopters SaaS 1.0: Cost-Effective Software Delivery SaaS 2.0: Transforming How Companies Do Business

Innuity SaaS Solutions "Innuitize" Applications Via Our Technology Platform Non-Integrated, Enterprise-like Applications: SEO-SEM Internet Advertising Websites Merchant Services Payment Processing POS HR Compliance and more... Integrated & Affordable Packages for Small Business: Product & Service Packages for Life Stages On-Demand Promotion, Commerce & Productivity Solutions Develop - Acquire Transform Differentiate - Deliver

Accelerated Market Opportunity Market Drivers Innuity Drivers SaaS (Software as a Service) Adoption Momentum Electronic Payment Adoption POS - Collecting Electronic Biz Data Search Engines Change Small Biz Opportunity Processing Over $2B Annually 100M Online Consumers 50 Commerce & Acquisition Partners 30K Small Business Customers $22M Run Rate + =

Revenue Growth $1.7M $4.1M $12.5M $16 M* $ Millions Q1-Q3, 2006 Organic & Acquisition Growth

Innuity Product Strategy - Customer Requirements Getting Started Growth Profitability Investment in SaaS Technology Find "My Business" Quickly (Local Search) Sell "My Products" Now (Merchant Accounts-Processing) Learn About "My Business" (Websites) Integrate Business Systems (POS) Broaden Sales & Marketing Reach (SEM) Automate Business Functions Position Business for Sustainability Small Business Life Stages & Promotion, Commerce & Productivity Technology Needs

One of Innuity's SaaS Solutions Packages Integrated Product & Service Packages Combines Brick & Mortar and Online Apps

Innuity Customer Growth Momentum

Direct Sales Model:	Large Company Partnerships:	Aggregators:
Integrated Packages… Jump Start, Get Online, Grow Online, Better Transactions, Store Mgt.	Private Label Packages Under Partner Brand	Targeted Products

InnuityDirect
www.innuity.com


ENTRANCE

Innuity LeadConnect

Affiliates

SAM'S CLUB

Overstock.com AUCTIONS

SallieMae

RED ROBIN

KIMPTON

Peets Coffee & Tea

Jamba Juice

INNUITY Small is the new big.

11

Innuity Acquisition Momentum Acquired and Integrated Four Companies Implementing Acquisition Strategy Key Criteria: Product, Innovation and Customer Acquisition 2007 Acquisition Focus 10x Marketing, SEM Agency Vista.com, Website Services Co. Additional Acquisitions Jadeon, POS Company Merchant Partners, Gateway Co. Credit Discovery, Merchant Approval Software Co.* Additional Acquisitions Productivity Division Promotion Division Commerce Division *In Process

Revenue & Net Loss before Non-cash Items Net Loss before Non-cash Items Revenue $000's

Innuity Momentum Innuity Momentum Driving Towards Key Business Goals

Capitalization* Preferred Stock None Common Stock Authorized 200,000,000 Issued & Outstanding 20,063,000 Options Granted 2,198,000 Warrants Granted 1,863,000 Convertible Securities 345,000 Fully Diluted Shares 24,469,000 Inside Ownership Common Stock 11,432,000 Options, Warrants, Convertibles 2,440,000 Float** 8,630,000 Innuity Capitalization Chart * As of 11/02/06 **As of 11/10/06

Consolidated Financial Information Financials (000's) Q4 05 Q1 06 Q2 06 Q3 06 Revenue 4,695 4,958 5,559 5,449 Gross Margin 1,756 1,686 2,050 2,021 37% 34% 37% 37% Operating Costs 3,891 3,870 4,514 3,598 Net Loss from Operations (2,135) (2,184) (2,464) (1,577) -45% -44% -44% -29% Other Costs 127 272 65 91 Net Loss (2,262) (2,456) (2,529) (1,668) Net Loss before Non-Cash Items (1,089) (1,094) (725) (525)

Innuity Comparables Company Ticker Shares Iss/Out. Current Stock Price Current Market Cap Current Qtr. Annunalized Revenue Annualized Rev/Share Stock Price as a Multiple of Rev. Innuity INNU 20,063,000 $0.50 $10,031,500 $22,000,000 $1.10 0.5 Smart Online SOLN 16,640,000 $2.45 $40,768,000 $5,320,000 $0.32 7.7 Website Pros WSPI 16,890,000 $11.00 $185,790,000 $48,148,000 $2.85 3.9 Web.com WWWW 16,590,000 $4.10 $68,019,000 $48,212,000 $2.91 1.4 Click Commerce CKCM 12,200,000 $22.69 $276,770,000 $78,970,000 $6.21 3.7 RightNow RNOW 32,290,000 $15.01 $485,964,500 $107,632,000 $3.33 4.5 SalesForce.com CRM 112,300,000 $35.57 $3,994,511,000 $472,548,000 $4.21 8.5

Company Highlights Scalable, Recurring Revenue Platform Approaching Cash Flow Break-even Attractive Valuation Based on Peer Comparison Large, Underserved and Growing Target Market Experienced Management with Extensive Operating History